Exhibit 31.3

CERTIFICATION PURSUANT TO
RULE 13a-14(a)/15d-14(a)
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Francis Davidson, certify that:

1.I have reviewed this Annual Report on Form 10-K/A of Sonder Holdings Inc.; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 22, 2023	/s/ Francis Davidson
Francis Davidson
Chief Executive Officer
(Principal Executive Officer)